BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Supplement dated January 8, 2020 to the Prospectuses of the Fund, dated April 30, 2019,

as supplemented to date

Effective immediately, each Prospectus is amended as follows:

The sub-section entitled “Details About the Fund — Information about Underlying Funds and ETFs — Description of Underlying Funds” is amended to add the following underlying fund:

Fund Name	Investment Objective and Principal Strategies

BlackRock GNMA Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management.

Under normal circumstances, the fund invests at least 80% of its assets in GNMA securities. The fund invests primarily in securities issued by GNMA as well as other U.S. Government securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

The fund measures its performance against the Bloomberg Barclays GNMA MBS Index (the benchmark). Under normal circumstances, the fund seeks to maintain an average portfolio duration that is within ±1 year of the duration of the benchmark.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Shareholders should retain this Supplement for future reference.

PRO-MIF-0120SUP